UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21609

Western Asset Variable Rate Strategic Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: September 30

Date of reporting period: March 31, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2014

WESTERN ASSET

VARIABLE RATE

STRATEGIC FUND INC. (GFY)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maintain a high level of current income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Variable Rate Strategic Fund Inc. for the six-month reporting period ended March 31, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

April 25, 2014

II	Western Asset Variable Rate Strategic Fund Inc.

Investment commentary

Economic review

While the pace was uneven, the U.S. economy continued to grow over the six months ended March 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then decelerated during the fourth quarter of 2013, with GDP growth of 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s initial reading for first quarter 2014 GDP growth, released after the reporting period ended, was 0.1%. The sharp decline in growth was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected downturns in exports and in nonresidential fixed investment, a larger decrease in private inventory investment, a deceleration in PCE [personal consumption expenditures], and a downturn in state and local government spending.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment then declined to 7.0% in November, 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. Unemployment then ticked up to 6.7% in February 2014 and was unchanged in March 2014. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63.2% in March 2014, close to its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.8% of the 10.5 million Americans looking for work in March 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales fell 0.2% on a seasonally adjusted basis in March 2014 versus the previous month’s sales. However, the NAR reported that the median existing-home price for all housing types was $198,500 in March 2014, up 7.9% from March 2013. The inventory of homes available for sale in March 2014 was 5.0% higher than the previous month at a 5.2 month supply at the current sales pace and 3.1% higher than in March 2013.

The manufacturing sector continued to expand, although it temporarily decelerated in early 2014. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period. It peaked in October 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up to 53.2 in February and 53.7 in March 2014. During March 2014, fourteen of the eighteen industries within the PMI expanded, versus eleven expanding in January 2014.

Western Asset Variable Rate Strategic Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion a month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, after the reporting period ended, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion a month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

Q. Did Treasury yields trend higher or lower during the six months ended March 31, 2014?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.33%. It fell as low as 0.28% on several occasions in November and early December 2013, and was as high as 0.47% in mid-March 2014, before ending the period at 0.44%. The yield on the ten-year Treasury began the period at 2.64%. Ten-year Treasuries reached a low of 2.51% on October 23, 2013 and peaked at 3.04% on December 31, 2013, before moving down to 2.73% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. While the market was volatile at times, the spread sectors generated positive results during the reporting period. Most spread sectors posted positive absolute

IV	Western Asset Variable Rate Strategic Fund Inc.

returns in October 2013, as the Fed delayed the taper of its asset purchase program. After generally weakening in November and December 2013, the spread sectors largely rallied in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March 2014 as interest rates moved higher. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 1.70% during the six months ended March 31, 2014.

Q. How did the high-yield bond market perform over the six months ended March 31, 2014?

A. The U.S. high-yield bond market was among the best performing spread sector during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, posted positive returns during all six months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults. All told, the high-yield bond market gained 6.66% for the six months ended March 31, 2014.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class was volatile but generated solid results overall during the six months ended March 31, 2014. The asset class rallied in October 2013, as the Fed did not taper its asset purchase program and investor demand increased. However, the asset class declined in November as interest rates moved higher. After a brief rally in December, the asset class weakened in January 2014, given renewed concerns about China’s economy and depreciating emerging market currencies. However, the asset class rallied sharply in February and March 2014 as investor demand resumed. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii gained 4.43% during the six months ended March 31, 2014.

Performance review

For the six months ended March 31, 2014, Western Asset Variable Rate Strategic Fund Inc. returned 3.91% based on its net asset value (“NAV”)viii and 3.16% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Indexix returned 0.13% over the same time frame. The Lipper Global Income Closed-End Funds Category Averagex returned 5.30% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.44 per share. As of March 31, 2014, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2014. Past performance is no guarantee of future results.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

Western Asset Variable Rate Strategic Fund Inc.	V

Investment commentary (cont’d)

Performance Snapshot as of March 31, 2014 (unaudited)
Price Per Share	6-Month Total Return**
$19.00 (NAV)	3.91	%†
$17.10 (Market Price)	3.16	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGFYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern

Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Variable Rate Strategic Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

April 25, 2014

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Common shares at any point in time may be worth less than when invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, the value of a fixed-income portfolio generally declines, reducing the value of the Fund. However, the Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money

VI	Western Asset Variable Rate Strategic Fund Inc.

market funds) because the floating or variable rate securities in which the Fund invests float in response to changes in prevailing market interest rates. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and changes in political conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 17 funds in the Fund’s Lipper category.

Western Asset Variable Rate Strategic Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2014 and September 30, 2013. and does not include derivatives, such as future contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — March 31, 2014

Total Spread Duration
GFY	— 2.71 years
Benchmark	— 0.00 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
HY	— High Yield
IG Credit	— Investment-Grade Credit
MBS	— Mortgage-Backed Securities
Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity

2	Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — March 31, 2014

Total Effective Duration
GFY	— 0.73 years
Benchmark	— 0.25 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
IG Credit	— Investment-Grade Credit
HY	— High Yield
MBS	— Mortgage-Backed Securities
Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity

Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2014

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — 36.5%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.424%	2/25/36	212,156	$174,162	(a)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	114,387	120,522
Banc of America Funding Corp., 2004-B 6A1	2.350%	12/20/34	530,948	369,685	(a)
Banc of America Funding Corp., 2005-E 8A1	2.214%	6/20/35	545,738	355,855	(a)
Bayview Commercial Asset Trust, 2006-1A B2	1.854%	4/25/36	744,633	375,156	(a)(b)
Bear Stearns Alt-A Trust, 2004-03 A1	0.794%	4/25/34	555,071	556,788	(a)
Bear Stearns Alt-A Trust, 2004-10 1A3	1.154%	9/25/34	90,603	90,500	(a)
Bear Stearns ARM Trust, 2004-08 11A1	2.652%	11/25/34	385,319	388,240	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-AC3 1A1	0.654%	7/25/35	647,365	520,222	(a)
Commercial Mortgage Trust, 2014-BBG A	0.955%	3/15/29	260,000	260,451	(a)(b)
Connecticut Avenue Securities, 2013-C01 M2	5.404%	10/25/23	300,000	334,671	(a)
Countrywide Alternative Loan Trust, 2004-36CB 2A1	5.500%	2/25/35	615,673	619,447
Countrywide Alternative Loan Trust, 2004-6CB A	0.444%	5/25/34	673,107	664,504	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.387%	7/20/35	616,462	532,650	(a)
Countrywide Alternative Loan Trust, 2007-23CB A7	0.554%	9/25/37	855,147	608,975	(a)
Countrywide Alternative Loan Trust, 2008-2R 3A1	6.000%	8/25/37	731,049	591,790
Countrywide Home Loan, Mortgage Pass-Through Trust, 2004-29 2A1	0.484%	2/25/35	60,535	54,055	(a)
Countrywide Home Loans, 2004-20 2A1	2.657%	9/25/34	600,410	485,945	(a)
Countrywide Home Loans, 2004-R1 2A	6.500%	11/25/34	95,756	96,780	(b)
Countrywide Home Loans, 2005-HYB9 3A1A	2.417%	2/20/36	745,755	709,712	(a)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	235,472	239,735	(b)
Countrywide Home Loans, 2005-R3 AF	0.554%	9/25/35	387,694	352,774	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.574%	7/25/36	196,098	172,623	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.514%	3/25/35	324,869	289,710	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.988%	6/25/34	285,220	270,382	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR5 2A1A	0.486%	9/19/45	650,874	499,532	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.054%	3/19/46	309,760	240,689	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 2638 DI, IO, PAC	5.000%	5/15/23	486,837	31,292
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO	5.000%	1/15/19	17,673	7
Federal Home Loan Mortgage Corp. (FHLMC), PAC-1 IO	5.000%	3/15/22	171,661	1,903
Federal National Mortgage Association (FNMA), 2013-25 BI, IO	3.000%	3/25/33	14,920,829	2,016,087	(c)
Federal National Mortgage Association (FNMA), 2013-62 AI, IO	3.000%	6/25/33	18,509,101	3,112,405	(c)
Federal National Mortgage Association (FNMA), STRIPS, IO	5.000%	7/1/33	1,892,305	332,838
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	672,556	53,294	(a)

See Notes to Financial Statements.

4	Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-H03 FA	0.705%	3/20/60	171,071	$170,949	(a)(c)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.155%	5/20/60	146,655	149,061	(a)(c)
Government National Mortgage Association (GNMA), 2010-H11 FA	1.155%	6/20/60	778,873	793,742	(a)(c)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.609%	11/20/60	1,414,420	1,409,961	(a)(c)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.659%	1/20/61	164,606	164,457	(a)(c)
Government National Mortgage Association (GNMA), 2011-H05 FA	0.659%	12/20/60	324,251	323,961	(a)(c)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.659%	12/20/60	309,792	309,508	(a)(c)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.609%	2/20/61	726,789	724,530	(a)(c)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.659%	2/20/61	474,270	473,849	(a)(c)
Government National Mortgage Association (GNMA), 2011-H08 FD	0.659%	2/20/61	496,964	496,517	(a)(c)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.659%	3/20/61	860,633	859,823	(a)(c)
Government National Mortgage Association (GNMA), 2011-H11 FB	0.659%	4/20/61	170,837	170,672	(a)(c)
Government National Mortgage Association (GNMA), 2012-H18 NA	0.679%	8/20/62	799,261	798,916	(a)(c)
Government National Mortgage Association (GNMA), 2012-H23 SA	0.689%	10/20/62	661,345	658,832	(a)(c)(d)
Government National Mortgage Association (GNMA), 2012-H23 WA	0.679%	10/20/62	857,562	857,489	(a)(c)
Granite Mortgages PLC, 2003-2 1A3	0.737%	7/20/43	35,648	35,525	(a)(b)
Granite Mortgages PLC, 2004-1 2A1	0.555%	3/20/44	62,512	62,221	(a)
Granite Mortgages PLC, 2004-3 2A1	0.515%	9/20/44	22,783	22,673	(a)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.614%	2/25/35	126,377	110,327	(a)(b)(d)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.504%	3/25/35	793,896	700,035	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.504%	9/25/35	179,959	154,995	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.554%	4/25/36	387,190	330,964	(a)(b)
HarborView Mortgage Loan Trust, 2004-10 4A	2.551%	1/19/35	327,265	330,930	(a)
HarborView Mortgage Loan Trust, 2004-11 3A1A	0.506%	1/19/35	202,703	151,232	(a)
HarborView Mortgage Loan Trust, 2005-14 3A1A	2.717%	12/19/35	180,572	167,907	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.474%	3/25/36	1,794,149	1,258,710	(a)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Indymac Index Mortgage Loan Trust, 2004-AR07 A2	1.014%	9/25/34	233,766	$203,700	(a)
Indymac Index Mortgage Loan Trust, 2004-AR08 2A2A	0.954%	11/25/34	66,895	58,727	(a)
Indymac Index Mortgage Loan Trust, 2004-AR12 A1	0.934%	12/25/34	260,212	220,333	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	2.628%	10/25/35	461,103	398,587	(a)
JPMorgan Mortgage Trust, 2005-A3 3A4	2.273%	6/25/35	352,301	356,141	(a)
Luminent Mortgage Trust, 2006-2 A1A	0.354%	2/25/46	793,295	587,989	(a)
MASTR ARM Trust, 2003-6 2A1	2.190%	12/25/33	123,593	123,388	(a)
MASTR ARM Trust, 2004-7 6M1	0.804%	8/25/34	335,736	316,326	(a)
MASTR Asset Securitization Trust, 2003-11 6A16	5.250%	12/25/33	137,449	142,108
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.504%	5/25/35	1,184,509	1,015,893	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 1A1	4.837%	5/25/36	427,720	409,767	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 2A1	2.984%	5/25/36	159,060	142,055	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.414%	3/25/36	304,502	231,656	(a)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A	2.721%	5/25/36	846,159	672,494	(a)
Mortgage IT Trust, 2005-3 A1	0.454%	8/25/35	559,803	528,347	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	604,540	600,867	(b)
Residential Accredit Loans Inc., 2004-QA2 A2	0.594%	6/25/34	454,692	448,518	(a)
Residential Accredit Loans Inc., 2005-QO4 2A1	0.434%	12/25/45	383,813	277,620	(a)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.374%	4/25/31	679,481	670,919	(a)
Structured Agency Credit Risk Debt Notes, 2013-DN1 M2	7.304%	7/25/23	420,000	518,867	(a)
Structured ARM Loan Trust, 2004-09XS A	0.524%	7/25/34	729,851	691,192	(a)
Structured ARM Loan Trust, 2004-20 1A1	2.488%	1/25/35	162,120	141,785	(a)
Structured Asset Mortgage Investments Inc., 2004-AR3 1A1	0.756%	7/19/34	478,560	457,649	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1, IO	0.384%	2/25/36	782,502	625,991	(a)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.364%	4/25/36	335,066	250,530	(a)
Structured Asset Securities Corp., 1998-02 M1	1.254%	2/25/28	33,055	34,009	(a)
Structured Asset Securities Corp., 1998-03 M1	1.154%	3/25/28	70,693	68,963	(a)
Structured Asset Securities Corp., 1998-08 M1	1.094%	8/25/28	176,236	174,313	(a)
Structured Asset Securities Corp., 2005-RF1 A	0.504%	3/25/35	229,960	194,567	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.504%	4/25/35	245,495	209,883	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.504%	6/25/35	228,492	186,466	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.421%	6/25/35	3,411,954	3,071,874	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.644%	10/25/45	280,878	247,465	(a)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	2.080%	3/25/37	157,107	128,287	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.939%	7/25/47	1,128,948	982,045	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 2A	2.034%	7/25/47	491,536	349,787	(a)
Washington Mutual Inc., 2004-AR12 A2A	0.578%	10/25/44	182,358	174,817	(a)

See Notes to Financial Statements.

6	Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-AR8	0.514%	10/25/45	658,604	$609,303	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR11	2.433%	10/25/34	223,046	225,010	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-10 4CB3	0.754%	12/25/35	782,315	611,487	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A2A3	0.554%	1/25/45	145,111	136,343	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR11 1A	1.089%	9/25/46	441,450	389,174	(a)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR08 2AB3	0.514%	7/25/45	426,872	398,890	(a)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR02 A1A	1.069%	4/25/46	257,699	204,603	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-DD 1A1	2.615%	1/25/35	523,507	527,061	(a)
Total Collateralized Mortgage Obligations (Cost — $45,410,581)				46,226,963
Asset-Backed Securities — 30.0%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	758,830	595,270
Academic Loan Funding Trust, 2013-1A A	0.954%	12/26/44	703,927	704,835	(a)(b)
Access Financial Manufactured Housing Contract Trust, 1995-1 B1	7.650%	5/15/21	318,170	248,237
Access Group Inc., 2005-B A2	0.469%	7/25/22	175,112	173,776	(a)
ALM Loan Funding, 2013-10A B	2.846%	1/15/25	250,000	245,250	(a)(b)
Ameriquest Mortgage Securities Inc., 2002-AR1 M1	1.219%	9/25/32	176,155	160,942	(a)
Ameriquest Mortgage Securities Inc., 2005-R1 M1	0.604%	3/25/35	525,242	519,334	(a)
Apidos CDO, 2013-16A B	3.056%	1/19/25	400,000	397,600	(a)(b)(d)
Argent Securities Inc., 2003-W3 M1	1.279%	9/25/33	63,175	61,395	(a)
Argent Securities Inc., 2003-W8 M1	1.204%	12/25/33	543,674	526,154	(a)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.054%	10/27/32	32,608	31,383	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-SD3 1A	0.644%	7/25/35	395,473	392,890	(a)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	775,357	640,057
Carlyle Global Market Strategies, 2013-4A C	3.038%	10/15/25	250,000	246,215	(a)(b)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-1 1A7	3.985%	11/25/33	400,844	412,973
Citibank Credit Card Issuance Trust, 2014-A3 A3	0.356%	5/9/18	760,000	760,173	(a)
Citigroup Mortgage Loan Trust Inc., 2005-OPT1 M1	0.784%	2/25/35	244,419	230,872	(a)
Citigroup Mortgage Loan Trust Inc., 2005-OPT4 M2	0.584%	7/25/35	601,877	595,404	(a)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.763%	2/25/34	631,145	656,724
Countrywide Asset-Backed Certificates, 2004-6 1A1	0.424%	12/25/34	1,096,850	1,025,077	(a)
Countrywide Asset-Backed Certificates, 2004-BC1 M1	0.904%	2/25/34	126,400	120,340	(a)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.054%	10/25/47	740,311	$645,502	(a)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.305%	11/15/36	742,551	631,864	(a)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	600,000	643,078	(b)
Dryden Senior Loan Fund, 2014-31A C	3.120%	4/18/26	500,000	496,655	(a)(b)
EFS Volunteer No. 3 LLC, 2012-1 A3	1.156%	4/25/33	640,000	646,450	(a)(b)
EMC Mortgage Loan Trust, 2004-C A1	0.704%	3/25/31	116,787	111,911	(a)(b)
First Franklin Mortgage Loan Asset-Backed Certificates, 2005-FFH4 2A4	0.504%	12/25/35	121,255	119,596	(a)
Flatiron CLO Ltd., 2013-1A B	3.040%	1/17/26	500,000	495,050	(a)(b)(d)
Ford Credit Auto Lease Trust, 2012-B A2	0.540%	11/15/14	14,160	14,160
Greenpoint Home Equity Loan Trust, 2004-4 A	0.715%	8/15/30	272,680	253,166	(a)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	201,261	203,122
GSAA Trust, 2006-5 2A3	0.424%	3/25/36	1,351,506	951,999	(a)
GSAMP Trust, 2004-OPT B1	2.554%	11/25/34	80,084	47,935	(a)
GSAMP Trust, 2004-SEA2 M2	1.404%	3/25/34	1,000,000	904,035	(a)
GSRPM Mortgage Loan Trust, 2007-1 A	0.554%	10/25/46	114,049	84,333	(a)(b)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	580,000	580,051	(b)
Home Equity Mortgage Trust, 2006-2 2A1	0.314%	7/25/36	461,768	205,206	(a)
Indymac Seconds Asset Backed Trust, 2006-A A	0.414%	6/25/36	2,463,820	623,413	(a)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.494%	2/25/36	98,081	95,772	(a)
Lehman XS Trust, (Structured Asset Securities Corp.), 2005-1 2A2	1.654%	7/25/35	836,853	783,656	(a)
Lehman XS Trust, 2005-5N 3A1A	0.454%	11/25/35	302,038	265,137	(a)
Lehman XS Trust, 2006-8 2A4A	0.414%	6/25/36	1,944,024	1,109,468	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	0.979%	9/25/31	223,678	191,696	(a)
Long Beach Mortgage Loan Trust, 2002-1 2M1	1.279%	5/25/32	300,323	286,156	(a)
Madison Park Funding Ltd., 2013-11A C	3.050%	10/23/25	250,000	246,934	(a)(b)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	720,000	463,206
MASTR Specialized Loan Trust, 2007-1 A	0.524%	1/25/37	446,736	272,723	(a)(b)
Morgan Stanley Capital Inc., 2003-NC9 M	1.279%	9/25/33	851,752	790,949	(a)
Morgan Stanley Capital Inc., 2004-HE8 A7	1.214%	9/25/34	74,135	69,330	(a)
Morgan Stanley Capital Inc., 2004-HES M2	2.029%	6/25/34	1,311,072	1,153,446	(a)
National Collegiate Student Loan Trust, 2006-1 A3	0.344%	5/25/26	556,461	549,004	(a)
Neuberger Berman CLO Ltd., 2013-15A C	3.089%	10/15/25	400,000	385,512	(a)(b)
New Century Home Equity Loan Trust, 2004-3 M1	1.084%	11/25/34	638,898	592,051	(a)
Nissan Master Owner Trust Receivables, 2013-A A	0.455%	2/15/18	565,000	565,777	(a)
Novastar Home Equity Loan, 2004-1 M3	0.979%	6/25/34	690,000	640,187	(a)

See Notes to Financial Statements.

8	Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Novastar Home Equity Loan, 2004-4 M3	1.234%	3/25/35	692,054	$685,847	(a)
Option One Mortgage Loan Trust, 2005-1 A4	0.954%	2/25/35	139,620	137,119	(a)
Origen Manufactured Housing, 2007-A A2	2.450%	4/15/37	669,177	570,210	(a)
Palmer Square CLO Ltd., 2013-2A B	3.304%	10/17/25	250,000	249,597	(a)(b)
Park Place Securities Inc., 2004-WHQ2 M2	1.099%	2/25/35	541,770	543,185	(a)
Pennsylvania Higher Education Assistance Agency, 2013-3A A	0.904%	11/25/42	518,317	515,696	(a)(b)
People’s Choice Home Loan Securities Trust, 2004-2 M1	1.054%	10/25/34	189,548	178,120	(a)
RAAC Series, 2006-RP2 A	0.404%	2/25/37	468,054	455,309	(a)(b)
RAAC Series, 2006-RP3 A	0.424%	5/25/36	810,804	715,418	(a)(b)
RAAC Series, 2007-RP3 M1	0.954%	10/25/46	1,200,000	467,341	(a)(b)
Renaissance Home Equity Loan Trust, 2003-1 A	1.014%	6/25/33	141,314	134,136	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	1.034%	8/25/33	121,768	115,037	(a)
Renaissance Net Interest Margin Trust, 2007-2 N	8.353%	6/25/37	128,633	1	(b)(e)(f)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.279%	8/25/33	40,783	36,085	(a)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	55,690	57,188
Residential Asset Mortgage Products Inc., 2004-RZ3 MII2	1.804%	9/25/34	322,245	301,059	(a)
Residential Funding Mortgage Securities Trust, 2006-HSA3 A	0.284%	5/25/36	1,149,972	1,010,030	(a)
SACO I Trust, 2006-3 A3	0.614%	4/25/36	306,993	402,226	(a)
SACO I Trust, 2006-4 A1	0.494%	3/25/36	324,457	465,865	(a)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	107,070	1	(b)(e)(f)
Security National Mortgage Loan Trust, 2007-1A 2A	0.504%	4/25/37	1,836,662	1,419,925	(a)(b)
Shackleton CLO Ltd., 2013-4A B1	2.244%	1/13/25	300,000	298,110	(a)(b)(d)
SLM Student Loan Trust, 2003-01 A5C	0.983%	12/15/32	403,018	400,884	(a)(b)
SLM Student Loan Trust, 2003-04 A5A	0.983%	3/15/33	170,029	169,725	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	0.983%	3/15/33	451,404	450,598	(a)(b)
SLM Student Loan Trust, 2004-3 A5	0.409%	7/25/23	132,539	131,647	(a)
SLM Student Loan Trust, 2012-6 A1	0.314%	2/27/17	92,682	92,685	(a)
SLM Student Loan Trust, 2012-E A1	0.905%	10/16/23	274,678	275,278	(a)(b)
Soundview Home Equity Loan Trust, 2005-3 M2	0.934%	6/25/35	145,160	143,793	(a)
Structured Asset Investment Loan Trust, 2004-9 M4	2.104%	10/25/34	117,619	68,918	(a)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	94,512	93,115	(b)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	454,128	470,177
Structured Asset Securities Corp., 2005-4XS 2A1A	1.905%	3/25/35	474,139	476,656	(a)
Structured Asset Securities Corp., 2005-SC1 1A1	0.424%	5/25/31	628,507	357,026	(a)(b)
Structured Asset Securities Corp., 2005-WF1 A3	0.814%	2/25/35	167,992	163,662	(a)
Structured Asset Securities Corp., 2006-GEL1 A2	0.504%	11/25/35	201,780	199,199	(a)(b)
Structured Asset Securities Corp., 2007-BC3 2A3	0.334%	5/25/47	290,000	186,335	(a)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — continued
Venture CDO Ltd., 2014-16A A3L	3.118%	4/15/26	500,000		$485,084	(a)(b)(d)
Whitehorse Ltd., 2013-1A A3L	3.236%	11/24/25	200,000		199,499	(a)(b)
Total Asset-Backed Securities (Cost — $36,760,011)					37,985,217
Convertible Bonds & Notes — 0.0%
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes, Step bond (Cost — $32,024)	8.000%	1/31/20	214,800	MXN	28,793	(b)
Corporate Bonds & Notes — 33.1%
Consumer Discretionary — 3.7%
Automobiles — 1.0%
Ford Motor Credit Co., LLC, Senior Notes	2.750%	5/15/15	590,000		602,196
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000		288,095
General Motors Co., Senior Notes	3.500%	10/2/18	400,000		409,500	(b)
Total Automobiles					1,299,791
Consumer Finance — 0.1%
Abbey National Treasury Services PLC, Senior Notes	1.819%	4/25/14	180,000		180,185	(a)
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	30,000		34,763
Hotels, Restaurants & Leisure — 0.5%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	175,000		168,875
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	218,000		216,910	(b)
MGM Resorts International, Senior Notes	7.625%	1/15/17	230,000		263,638
Total Hotels, Restaurants & Leisure					649,423
Household Durables — 0.0%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	40,000		40,497
Media — 1.8%
21st Century Fox America Inc., Notes	5.300%	12/15/14	200,000		206,835
Comcast Corp., Senior Notes	6.500%	1/15/17	400,000		456,977
DISH DBS Corp., Senior Notes	6.750%	6/1/21	400,000		449,000
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	600,000		656,250	(b)
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	400,000		419,378
UPC Holding BV, Senior Notes	9.875%	4/15/18	30,000		31,687	(b)
Total Media					2,220,127
Specialty Retail — 0.3%
Lowe’s Cos. Inc., Senior Notes	2.125%	4/15/16	300,000		308,277
Total Consumer Discretionary					4,733,063

See Notes to Financial Statements.

10	Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 1.8%
Beverages — 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	90,000	$92,536
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.875%	2/15/16	250,000	259,851
Total Beverages				352,387
Food & Staples Retailing — 0.5%
Kroger Co., Notes	3.900%	10/1/15	360,000	376,793
Wal-Mart Stores Inc., Senior Notes	2.800%	4/15/16	300,000	313,162
Total Food & Staples Retailing				689,955
Food Products — 0.2%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	104,000	118,743
Mondelez International Inc., Senior Notes	5.375%	2/10/20	96,000	108,666
Total Food Products				227,409
Tobacco — 0.8%
Altria Group Inc., Senior Notes	9.250%	8/6/19	350,000	462,351
BAT International Finance PLC, Senior Notes	1.400%	6/5/15	600,000	604,858	(b)
Total Tobacco				1,067,209
Total Consumer Staples				2,336,960
Energy — 6.5%
Energy Equipment & Services — 0.3%
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	350,000	369,688
Oil, Gas & Consumable Fuels — 6.2%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	380,000	435,372
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	530,000	550,162
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	285,000	333,450
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	150,000	164,250
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	160,000	174,600
Continental Resources Inc., Senior Notes	5.000%	9/15/22	500,000	525,625
Devon Energy Corp., Senior Notes	2.400%	7/15/16	400,000	411,314
Ecopetrol SA, Senior Notes	4.250%	9/18/18	240,000	255,000
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	80,000	90,148	(a)
Enterprise Products Operating LLC, Senior Notes	3.200%	2/1/16	450,000	468,508
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	120,000	136,014	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	400,000	445,500
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	210,000	226,275	(b)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	240,000	266,400	(b)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	500,000	542,500
Petrobras Global Finance BV, Senior Notes	3.113%	3/17/20	190,000	190,285	(a)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	250,000	$257,360
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	780,000	818,083
Petroleos Mexicanos, Senior Notes	3.125%	1/23/19	120,000	123,180	(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	40,000	43,650
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	550,000	596,750
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	200,000	224,500	(b)
Shell International Finance BV, Senior Notes	3.100%	6/28/15	280,000	289,326
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	229,000	276,742
Total Oil, Gas & Consumable Fuels				7,844,994
Total Energy				8,214,682
Financials — 13.0%
Capital Markets — 1.5%
Goldman Sachs Capital III, Preferred Securities	4.000%	5/12/14	950,000	724,375	(a)(g)
Goldman Sachs Group Inc., Senior Notes	6.250%	9/1/17	300,000	342,858
Morgan Stanley, Senior Notes	6.000%	5/13/14	400,000	402,478
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	400,000	410,815
Total Capital Markets				1,880,526
Commercial Banks — 6.4%
Bank of America Corp., Senior Notes	3.750%	7/12/16	600,000	634,852	(c)
Bank of America Corp., Senior Notes	1.304%	3/22/18	660,000	667,892	(a)
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	200,000	219,130
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	200,000	210,118
Citigroup Inc., Senior Notes	5.500%	10/15/14	54,000	55,430
Citigroup Inc., Senior Notes	6.125%	11/21/17	800,000	916,770	(c)
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	370,000	375,502
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	260,000	345,800	(a)(b)(g)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	190,000	201,570
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	620,000	706,800	(a)(b)(g)
Danske Bank A/S, Senior Notes	1.292%	4/14/14	300,000	300,075	(a)(b)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	140,000	143,686	(b)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,320,000	1,244,100	(a)(g)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/12/14	1,420,000	1,372,075	(a)(g)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	250,000	265,226
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	460,000	471,362
Total Commercial Banks				8,130,388

See Notes to Financial Statements.

12	Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — 3.7%
Ally Financial Inc., Senior Notes	6.750%	12/1/14	307,000	$318,896
Ally Financial Inc., Senior Notes	8.000%	3/15/20	280,000	338,800
American Express Co., Senior Notes	2.650%	12/2/22	517,000	492,097
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	1,000,000	990,000
GMAC Inc., Senior Notes	2.436%	12/1/14	1,956,000	1,969,168	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	500,000	584,283
Total Consumer Finance				4,693,244
Diversified Financial Services — 1.2%
CDP Financial Inc., Senior Notes	3.000%	11/25/14	300,000	305,167	(b)
General Electric Capital Corp., Senior Notes	2.950%	5/9/16	550,000	573,224
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	490,000	576,975
Total Diversified Financial Services				1,455,366
Thrifts & Mortgage Finance — 0.2%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	240,000	256,145
Total Financials				16,415,669
Health Care — 0.5%
Health Care Providers & Services — 0.5%
Humana Inc., Senior Notes	6.450%	6/1/16	300,000	333,392
McKesson Corp., Senior Notes	3.250%	3/1/16	300,000	312,715
Total Health Care				646,107
Industrials — 0.9%
Airlines — 0.1%
Air 2 US, Notes	8.027%	10/1/19	56,337	59,435	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	50,343	58,020
Total Airlines				117,455
Commercial Services & Supplies — 0.2%
Waste Management Inc., Senior Notes	2.600%	9/1/16	300,000	310,859
Construction & Engineering — 0.5%
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	700,000	630,000	(b)
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	80,000	87,700
Total Industrials				1,146,014
Information Technology — 0.1%
IT Services — 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	100,000	108,000	(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 2.3%
Construction Materials — 0.5%
Cemex SAB de CV, Senior Secured Notes	4.989%	10/15/18	650,000	$689,000	(a)(b)
Containers & Packaging — 0.2%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	250,000	265,625
Metals & Mining — 1.6%
ArcelorMittal, Senior Notes	4.250%	2/25/15	350,000	358,313
ArcelorMittal, Senior Notes	4.250%	8/5/15	50,000	51,688
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	290,000	282,883
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	500,000	516,465
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	370,000	402,375
Vale Overseas Ltd., Notes	6.250%	1/23/17	338,000	379,379
Total Metals & Mining				1,991,103
Total Materials				2,945,728
Telecommunication Services — 3.5%
Diversified Telecommunication Services — 2.2%
Axtel SAB de CV, Senior Secured Notes, Step bond	8.000%	1/31/20	188,000	189,175	(b)
British Telecommunications PLC, Senior Notes	2.000%	6/22/15	280,000	284,384
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	45,000	42,750
Deutsche Telekom International Finance BV, Senior Notes	4.875%	7/8/14	300,000	303,488
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	140,000	153,026
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	140,000	150,675
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	320,000	336,800
Telefonica Emisiones SAU, Senior Notes	3.992%	2/16/16	230,000	241,396
Verizon Communications Inc., Senior Notes	1.984%	9/14/18	760,000	798,999	(a)(c)
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	300,000	325,755
Total Diversified Telecommunication Services				2,826,448
Wireless Telecommunication Services — 1.3%
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	300,000	317,634
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	650,000	633,750
Sprint Corp., Senior Notes	7.875%	9/15/23	620,000	683,550	(b)
Total Wireless Telecommunication Services				1,634,934
Total Telecommunication Services				4,461,382
Utilities — 0.8%
Electric Utilities — 0.3%
Edison International, Senior Notes	3.750%	9/15/17	300,000	319,649

See Notes to Financial Statements.

14	Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — 0.2%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	224,000	$245,840	(b)
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	1.950%	8/15/16	400,000	407,777
Total Utilities				973,266
Total Corporate Bonds & Notes (Cost — $40,051,513)				41,980,871
Mortgage-Backed Securities — 2.3%
GNMA — 2.3%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	281,134	324,587
Government National Mortgage Association (GNMA) II	1.232%	8/20/58	162,834	165,361	(a)(c)
Government National Mortgage Association (GNMA) II	1.570%	10/20/59-1/20/60	931,661	956,613	(a)(c)
Government National Mortgage Association (GNMA) II	3.170%	10/20/59	52,816	55,778	(a)(c)
Government National Mortgage Association (GNMA) II	1.540%	12/20/59	762,387	781,341	(a)(c)
Government National Mortgage Association (GNMA) II	1.544%	12/20/59	217,749	222,971	(a)(c)
Government National Mortgage Association (GNMA) II	1.353%	7/20/60	180,981	184,842	(a)(c)
Government National Mortgage Association (GNMA) II	1.389%	7/20/60	182,212	185,594	(a)(c)
Total Mortgage-Backed Securities (Cost — $2,860,321)				2,877,087
Municipal Bonds — 0.3%
North Carolina — 0.3%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes (Cost — $377,606)	1.166%	10/25/41	400,000	403,612	(a)
Senior Loans — 4.5%
Consumer Discretionary — 1.6%
Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Operating Co., Extended Term Loan B6	5.489%	1/26/18	220,806	208,800	(h)(i)
Media — 1.2%
Charter Communications Operating LLC, Term Loan F	3.000%	1/3/21	298,496	296,407	(h)(i)
CSC Holdings Inc., New Term Loan B	2.653%	4/17/20	248,747	246,240	(h)(i)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	791,474	792,216	(h)(i)
Virgin Media Investment Holdings Ltd., USD Term Loan B	3.500%	6/8/20	250,000	249,719	(h)(i)
Total Media				1,584,582
Specialty Retail — 0.2%
Michaels Stores Inc., New Term Loan	3.750%	1/28/20	248,747	249,435	(h)(i)
Total Consumer Discretionary				2,042,817
Consumer Staples — 1.2%
Food Products — 0.8%
Big Heart Pet Brands, New Term Loan	3.500%	3/8/20	790,305	786,724	(h)(i)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Food Products — continued
H.J. Heinz Co., Term Loan B2	3.500%	6/5/20	298,496		$300,530	(h)(i)
Total Food Products					1,087,254
Household Products — 0.4%
Visant Corp., Term Loan B	5.250%	12/22/16	459,604		456,923	(h)(i)
Total Consumer Staples					1,544,177
Health Care — 0.2%
Health Care Providers & Services — 0.2%
Envision Healthcare Corp., Term Loan	4.000%	5/25/18	239,897		240,460	(h)(i)
Industrials — 0.2%
Airlines — 0.2%
American Airlines Inc., Exit Term Loan	3.750%	6/27/19	298,496		299,864	(h)(i)
Information Technology — 0.3%
IT Services — 0.3%
First Data Corp., Extended 2018 Term Loan B	4.155%	3/23/18	301,701		302,858	(h)(i)
Telecommunication Services — 0.8%
Diversified Telecommunication Services — 0.8%
Intelsat Jackson Holdings SA, Term Loan B1	3.750%	4/2/18	711,984		715,820	(h)(i)
Windstream Corp., Term Loan B4	3.500%	1/23/20	248,741		248,792	(h)(i)
Total Telecommunication Services					964,612
Utilities — 0.2%
Electric Utilities — 0.2%
Equipower Resources Holdings LLC, First Lien Term Loan	4.250%	12/21/18	249,027		250,842	(h)(i)
Total Senior Loans (Cost — $5,478,776)					5,645,630
Sovereign Bonds — 4.0%
Brazil — 2.7%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	420,000		428,925	(b)
Federative Republic of Brazil, Notes	10.000%	1/1/17	6,785,000	BRL	2,836,010
Federative Republic of Brazil, Notes	10.000%	1/1/21	521,000	BRL	203,847
Total Brazil					3,468,782
Mexico — 0.7%
United Mexican States, Bonds	6.500%	6/9/22	7,270,000	MXN	575,252
United Mexican States, Medium-Term Notes	6.750%	9/27/34	85,000		104,125
United Mexican States, Senior Notes	5.550%	1/21/45	210,000		223,650
Total Mexico					903,027
Russia — 0.3%
Russian Foreign Bond—Eurobond, Senior Bonds	12.750%	6/24/28	254,000		415,925	(b)

See Notes to Financial Statements.

16	Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Venezuela — 0.3%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	382,000	$332,818	(b)
Total Sovereign Bonds (Cost — $5,963,086)				5,120,552
U.S. Government & Agency Obligations — 0.0%
U.S. Government Obligations — 0.0%
U.S. Treasury Notes (Cost—$10,039)	2.750%	11/15/23	10,000	10,046

			Shares
Common Stocks — 0.1%
Industrials — 0.1%
Building Products — 0.0%
Nortek Inc.			22	1,809	*
Marine — 0.1%
DeepOcean Group Holding AS			3,101	101,461	(d)(e)
Total Common Stocks (Cost — $73,786)				103,270
Total Investments before Short-Term Investments (Cost — $137,017,743)				140,382,041

			Face Amount†
Short-Term Investments — 1.0%
Repurchase Agreements — 1.0%
State Street Bank & Trust Co. repurchase agreement dated 3/31/14; Proceeds at maturity — $1,327,000; (Fully collateralized by U.S. government agency obligations, 2.000% due 1/30/23; Market value — $1,354,874) (Cost — $1,327,000)	0.000%	4/1/14	1,327,000	1,327,000
Total Investments — 111.8% (Cost — $138,344,743#)				141,709,041
Liabilities in Excess of Other Assets — (11.8)%				(14,990,914)
Total Net Assets — 100.0%				$126,718,127

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Illiquid security.

(f)	The coupon payment on these securities is currently in default as of March 31, 2014.

(g)	Security has no maturity date. The date shown represents the next call date.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Western Asset Variable Rate Strategic Fund Inc.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
IO	— Interest Only
MXN	— Mexican Peso
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Mid Curve 2-Year Futures, Put (Premiums received — $29,007)	6/13/14	$98.38	44	$28,050

See Notes to Financial Statements.

18	Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2014

Assets:
Investments, at value (Cost — $138,344,743)	$141,709,041
Foreign currency, at value (Cost — $39,460)	39,838
Cash	635,661
Interest receivable	817,620
Receivable for securities sold	498,661
OTC swaps, at value (premiums paid — $0)	406,958
Deposits with brokers for centrally cleared swap contracts	241,835
Deposits with brokers for open futures contracts	60,006
Receivable for open OTC swap contracts	2,925
Receivable from broker — variation margin on open futures contracts	188
Unrealized appreciation on forward foreign currency contracts	57
Prepaid expenses	22,734
Other receivables	13,258
Total Assets	144,448,782

Liabilities:
Payable for open reverse repurchase agreements	16,428,554
Payable for securities purchased	908,232
Unrealized depreciation on forward foreign currency contracts	142,760
Investment management fee payable	90,533
Payable for open OTC swap contracts	44,566
Written options, at value (premiums received — $29,007)	28,050
OTC swaps, at value (premiums paid — $2,299)	23,016
Interest payable	4,117
Payable to broker — variation margin on centrally cleared swaps	2,004
Directors’ fees payable	388
Accrued expenses	58,435
Total Liabilities	17,730,655
Total Net Assets	$126,718,127

Net Assets:
Par value ($0.001 par value; 6,669,153 shares issued and outstanding; 100,000,000 shares authorized)	$6,669
Paid-in capital in excess of par value	131,720,286
Undistributed net investment income	2,218,420
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(10,855,242)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	3,627,994
Total Net Assets	$126,718,127

Shares Outstanding	6,669,153

Net Asset Value	$19.00

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report	19

Statement of operations (unaudited)

For the Six Months Ended March 31, 2014

Investment Income:
Interest	$3,274,939
Less: Foreign taxes withheld	(192)
Total Investment Income	3,274,747

Expenses:
Investment management fee (Note 2)	526,206
Excise tax (Note 1)	76,000
Audit and tax	40,670
Interest expense (Note 3)	35,459
Shareholder reports	16,060
Transfer agent fees	13,678
Stock exchange listing fees	12,284
Directors’ fees	10,613
Legal fees	7,035
Fund accounting fees	6,231
Custody fees	3,022
Insurance	1,695
Miscellaneous expenses	4,514
Total Expenses	753,467
Net Investment Income	2,521,280

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	532,234
Futures contracts	(26,054)
Swap contracts	(192,049)
Foreign currency transactions	151,498
Net Realized Gain	465,629
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,935,277
Futures contracts	23,548
Written options	957
Swap contracts	54,715
Foreign currencies	(142,579)
Change in Net Unrealized Appreciation (Depreciation)	1,871,918
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	2,337,547
Increase in Net Assets from Operations	$4,858,827

See Notes to Financial Statements.

20	Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2014 (unaudited) and the Year Ended September 30, 2013	2014	2013

Operations:
Net investment income	$2,521,280	$5,233,234
Net realized gain (loss)	465,629	(1,034,716)
Change in net unrealized appreciation (depreciation)	1,871,918	3,277,622
Increase in Net Assets From Operations	4,858,827	7,476,140

Distributions to Shareholders From (Note 1):
Net investment income	(2,901,082)	(5,799,923)
Decrease in Net Assets From Distributions to Shareholders	(2,901,082)	(5,799,923)

Fund Share Transactions:
Proceeds from shares issued on reinvestment of distribution (0 and 7,826 shares issued, respectively)	—	144,045
Increase in Net Assets From Fund Share Transactions	—	144,045
Increase in Net Assets	1,957,745	1,820,262

Net Assets:
Beginning of period	124,760,382	122,940,120
End of period*	$126,718,127	$124,760,382
*Includesundistributed net investment income of:	$2,218,420	$2,598,222

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report	21

Statement of cash flows (unaudited)

For the Six Months Ended March 31, 2014

Increase (Decrease) in Cash:

Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$4,858,827
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(24,502,970)
Sales of portfolio securities	18,970,911
Net purchases, sales and maturities of short-term investments	(683,001)
Net amortization of premium (accretion of discount)	51,460
Increase in receivable for securities sold	(498,661)
Decrease in interest receivable	31,819
Increase in receivable to broker — variation margin on open futures contracts	(188)
Increase in prepaid expenses	(7,271)
Decrease in receivable from principal paydown	2,250
Decrease in receivable for open OTC swap contracts	7,628
Increase in deposits with brokers for futures contracts	(60,006)
Decrease in deposits with brokers for OTC swap contracts	160,000
Increase in deposits with brokers for centrally cleared swap contracts	(241,835)
Decrease in net premiums paid for OTC swap contracts	288
Decrease in payable for open OTC swap contracts	(30,238)
Decrease in payable for securities purchased	(321,353)
Increase in investment management fee payable	9,399
Increase in Directors’ fees payable	322
Increase in interest payable	2,883
Decrease in accrued expenses	(59,281)
Increase in premiums received from written options	29,007
Decrease in payable to broker — variation margin on open futures contracts	(992)
Decrease in payable to broker — variation margin on open centrally cleared swap contracts	(2,150)
Net realized gain on investments	(532,234)
Change in unrealized appreciation of investments, written options, OTC swap contracts and forward foreign currency transactions	(1,788,035)
Net Cash Used in Operating Activities*	(4,603,421)

Cash Flows from Financing Activities:
Distributions paid on common stock	(2,901,082)
Due to custodian	(25,545)
Increase in payable for reverse repurchase agreements	8,034,094
Net Cash Provided by Financing Activities	5,107,467
Net Increase in Cash	504,046
Cash at Beginning of Period	171,453
Cash at End of Period	$675,499

*	Included in operating expenses is cash of $32,576 paid for interest on borrowings.

See Notes to Financial Statements.

22	Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:
	2014[1,2]	2013[1]	2012[1]	2011[1]	2010[1]	2009[1]

Net asset value, beginning of period	$18.71	$18.46	$16.80	$17.05	$15.18	$15.12

Income (loss) from operations:
Net investment income	0.38	0.78	0.90	0.86	0.82	0.75
Net realized and unrealized gain (loss)	0.35	0.34	1.56	(0.43)	1.66	0.04
Total income from operations	0.73	1.12	2.46	0.43	2.48	0.79

Less distributions from:
Net investment income	(0.44) †	(0.87)	(0.80)	(0.64)	(0.67)	(0.68)
Net realized gains	—	—	—	(0.04)	—	(0.05)
Total distributions	(0.44)	(0.87)	(0.80)	(0.68)	(0.67)	(0.73)
Increase in net asset value due to shares repurchased in tender offer	—	—	—	—	0.06	—

Net asset value, end of period	$19.00	$18.71	$18.46	$16.80	$17.05	$15.18

Market price, end of period	$17.10	$17.00	$18.45	$15.43	$15.86	$13.78
Total return, based on NAV [3,4]	3.91%	6.16%	15.05%	2.45%	17.08%	5.91%
Total return, based on Market Price[5]	3.16%	(3.25)%	25.59%	1.44%	20.40%	22.20%

Net assets, end of period (000s)	$126,718	$124,760	$122,940	$111,894	$113,535	$126,385

Ratios to average net assets:
Gross expenses	1.20%[6]	1.08%	1.20%	0.99%	1.09%	1.16%
Net expenses[7]	1.20 [6]	1.08	1.20	0.99	1.09	1.16
Net investment income	4.00 [6]	4.18	5.17	4.91	5.09	5.41

Portfolio turnover rate	14%	21%	18%	31%	43%	68%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 146% for the year ended September 30, 2009.

†	The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

24	Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Collateralized mortgage obligations	—	$45,568,131	$658,832	$46,226,963
Asset-backed securities	—	37,192,057	793,160	37,985,217
Convertible bonds & notes	—	28,793	—	28,793
Corporate bonds & notes	—	41,980,871	—	41,980,871
Mortgage-backed securities	—	2,877,087	—	2,877,087
Municipal bonds	—	403,612	—	403,612
Senior loans	—	5,645,630	—	5,645,630
Sovereign bonds	—	5,120,552	—	5,120,552
U.S. government & agency obligations	—	10,046	—	10,046
Common stocks:
Industrials	$1,809	—	101,461	103,270
Total long-term investments	$1,809	$138,826,779	$1,553,453	$140,382,041
Short-term investments†	—	1,327,000	—	1,327,000
Total investments	$1,809	$140,153,779	$1,553,453	$141,709,041
Other financial instruments:
Futures contracts	$3,915	—	—	$3,915
Forward foreign currency contracts	—	$57	—	57
OTC interest rate swaps‡	—	406,958	—	406,958
Centrally cleared interest rate swaps	—	31,746	—	31,746
Total other financial instruments	$3,915	$438,761	$—	$442,676
Total	$5,724	$140,592,540	$1,553,453	$142,151,717

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$28,050	—	—	$28,050
Forward foreign currency contracts	—	$142,760	—	142,760
OTC interest rate swaps‡	—	8,316	—	8,316
OTC credit default swaps on corporate issues — buy protection‡	—	16,999	—	16,999
Centrally cleared interest rate swaps	—	15,458	—	15,458
Total	$28,050	$183,533	$—	$211,583

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Collateralized Mortgage Obligations	Asset- Backed Securities	Common Stocks
Investments in Securities			Industrials	Total
Balance as of September 30, 2013	$699,136	—	$95,165	$794,301
Accrued premiums/discounts	—	$221	—	221
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	(1,673)	1,439	6,296	6,0\62
Purchases	534	791,500	—	792,034
Sales	(39,165)	—	—	(39,165)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Balance as of March 31, 2014	$658,832	793,160	$101,461	$1,553,453
Net change in unrealized appreciation (depreciation) for investments in securitiesstill held at March 31, 2014[1]	$(1,673)	1,439	$6,296	$6,062

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the

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Notes to financial statements (unaudited) (cont’d)

agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps

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involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended March 31, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make

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Notes to financial statements (unaudited) (cont’d)

under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of

30	Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report

Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

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Notes to financial statements (unaudited) (cont’d)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

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(k) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. At March 31, 2014, the Fund had no unfunded loan commitments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of March 31, 2014, the Fund held written options, forward foreign currency contracts, OTC credit default swaps and OTC interest rate swaps with credit related contingent features which had a liability position of $196,125. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

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Notes to financial statements (unaudited) (cont’d)

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

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(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $76,000 of Federal excise taxes attributable to calendar year 2013 in March 2014.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by Western Asset Limited and Western Singapore, respectively.

Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$24,375,892	$127,078
Sales	18,852,758	118,153

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,092,165
Gross unrealized depreciation	(5,727,867)
Net unrealized appreciation	$3,364,298

Transactions in reverse repurchase agreements for the Fund during the six months ended March 31, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$14,492,478	0.97%	$16,618,751

*	Averages based on the number of days the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.25% to 0.92% during the six months ended March 31, 2014. Interest expense incurred on reverse repurchase agreements totaled $35,459.

At March 31, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Deutsche Bank	0.90%	03/14/2014	4/14/2014	$3,839,570
Deutsche Bank	0.60%	03/14/2014	6/12/2014	2,251,000
Deutsche Bank	0.33%	03/14/2014	6/13/2014	10,337,984
				$16,428,554

On March 31, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $18,393,303.

36	Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report

At March 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 5-Year Notes	2	6/14	$239,103	$237,906	$1,197
U.S. Treasury 10-Year Notes	5	6/14	620,218	617,500	2,718
Net unrealized gain on open futures contracts					$3,915

During the six months ended March 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of September 30, 2013	—	—
Options written	44	$29,007
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of March 31, 2014	44	$29,007

At March 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
Brazilian Real	Citibank N.A.	1,542,007	$677,302	4/15/14	$57
Brazilian Real	Citibank N.A.	1,962,003	861,778	4/15/14	(33,579)
Brazilian Real	Citibank N.A.	3,571,480	1,568,715	4/15/14	(109,181)
Net unrealized loss on open forward foreign currency contracts					$(142,703)

At March 31, 2014, the Fund held the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$5,000,000	9/6/14	0.633% Semi-Annually	3-Month LIBOR	—	$(8,316)
Barclays Capital Inc.	2,500,000	9/7/22	1.670% Semi-Annually	3-Month LIBOR	—	186,463
Credit Suisse First Boston Inc.	5,000,000	5/10/22	1.985% Semi-Annually	3-Month LIBOR	—	220,495
Total	$12,500,000				—	$398,642

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At March 31, 2014[3]	Periodic Payments Made By The Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/14)	$90,000	3/20/15	0.72%	5.000% quarterly	$(3,756)	$170	$(3,926)

Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At March 31, 2014[3]	Periodic Payments Made By The Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/14)	$120,000	3/20/20	3.48%	5.000% quarterly	$(9,331)	$1,886	$(11,217)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/14)	20,000	3/20/15	0.72%	5.000% quarterly	(835)	53	(888)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/14)	10,000	3/20/20	3.48%	5.000% quarterly	(778)	190	(968)
Total	$240,000				$(14,700)	$2,299	$(16,999)

CENTRALLY CLEARED INTEREST RATE SWAPS
Swap Counterparty	Notional Amount [2]	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc.	$5,000,000	9/23/20	2.289% semi-annually	3-Month LIBOR	—	$(15,458)
Credit Suisse First Boston Inc.	10,000,000	10/18/18	1.580% Semi-Annually	3-Month LIBOR	—	31,746
Total Centrally Cleared Interest Rate Swaps						$16,288

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

At March 31, 2014, the Fund held collateral received from Credit Suisse and Barclays Capital Inc., in the amounts of $205,590 and $309,994 on interest rate swap contracts valued at $220,495 and $178,147, respectively. Net exposures to the counterparties were $14,905

38	Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report

and $(131,847), respectively. Net exposure represents the net receivable/payable that would be due from/to the counterparty in the event of default.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2014.

	ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$3,915	—	$3,915
OTC swap contracts[3]	406,958		406,958
Centrally cleared swap contracts[4]	31,746	—	31,746
Forward foreign currency contracts	—	$57	57
Total	$442,619	$57	$442,676

	LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$28,050	—	—	$28,050
OTC swap contracts[3]	8,316		$16,999	25,315
Centrally cleared swap contracts[4]	15,458	—		15,458
Forward foreign currency contracts	—	$142,760		142,760
Total	$51,824	$142,760	$16,999	$211,583

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(26,054)	—	—	$(26,054)
OTC swap contracts	(185,694)	—	$(6,355)	(192,049)
Forward foreign currency contracts[1]	—	$163,670	—	163,670
Total	$(211,748)	$163,670	$(6,355)	$(54,433)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in the net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$957	—	—	$957
Futures contracts	23,548	—	—	23,548
OTC swap contracts	7,594	—	$(13,090)	(5,496)
Centrally cleared swap contracts	60,211	—	—	60,211
Forward foreign currency contracts[1]	—	$(142,703)	—	(142,703)
Total	$92,310	$(142,703)	$(13,090)	$(63,483)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended March 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$14,850
Futures contracts (to sell)	1,396,444
Forward foreign currency contracts (to buy)†	134,120
Forward foreign currency contracts (to sell)	2,190,880

Average Notional Balance
Interest rate swap contracts	$27,500,000
Credit default swap contracts (to buy protection)	240,000

†	At March 31, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at March 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Futures contracts[4]	$188	—	$188
OTC swap contracts	406,958	$(406,958)	—
Forward foreign currency contracts	57	—	57
Total	$407,203	$(406,958)	$245

40	Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at March 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Written options	$28,050	—	$28,050
Centrally cleared swap contracts[4]	2,004	$(2,004)	—
OTC swap contracts	23,016	—	23,016
Forward foreign currency contracts	142,760	—	142,760
Total	$195,830	$(2,004)	$193,826

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Distributions

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period of this report:

Record Date	Payable Date	Amount
4/17/14	4/25/14	$0.0725
5/23/14	5/30/14	$0.0725
6/20/14	6/27/14	$0.0725
7/18/14	7/25/14	$0.0725
8/22/14	8/29/14	$0.0725

6. Capital loss carryforward

As of September 30, 2013, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2019	$(4,735,221)

This amount will be available to offset any future taxable capital gains.

7. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Variable Rate Strategic Fund Inc. 2014 Semi-Annual Report	41

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Variable Rate Strategic Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore,” and together with Western Asset and Western Asset London, the “Sub-Advisers”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2013, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

42	Western Asset Variable Rate Strategic Fund Inc.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London and Western Asset Singapore. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, Western Asset London and Western Asset Singapore help to provide certain investment sub-advisory services to the Fund pursuant to separate Sub-Advisory Agreements with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

Western Asset Variable Rate Strategic Fund Inc.	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged global income closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2013 was ranked fourth among the ten funds in the Performance Universe for that period; the Fund’s performance for the 3-year period ended June 30, 2013 was ranked fifth among the eight funds in the Performance Universe for that period; and the Fund’s performance for the 5-year period was ranked fourth among the seven funds in the Performance Universe for that period. The Fund’s performance was worse than the median performance for the Performance Universe for the 3-year period and 5-year period ended June 30, 2013, but was better than the Performance Universe median for the 1-year period. Among other things, the Manager noted that, unlike the other Performance Universe Funds, at least 80% of the Fund’s assets generally must be invested in floating rate instruments. According to the Manager, this requirement put the Fund at a disadvantage relative to the other Performance Universe funds in the declining global base interest rate environment during the past five years. The Manager noted that, after a five-year period of reductions and reaching a low in 2009, the Fund’s dividend was increased beginning in May 2011 (due, in part, to support provided by non-agency mortgage positions which detracted from the Fund’s performance in 2009 and 2010). The Board noted that the Fund’s dissimilarity from the other funds in the small Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark for each of the 1-, 3- and 5-year periods ended June 30, 2013.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

44	Western Asset Variable Rate Strategic Fund Inc.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset Singapore under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset Singapore does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and four other leveraged global income closed-end funds, as classified by Lipper. The Expense Universe had average net common share assets ranging from the Fund’s $116.3 million to $1.048 billion.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on both a contractual basis and an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) ranked first (i.e., lowest) among the funds in the Expense Universe when compared on the basis of common share assets only and that the Fund’s actual Management Fee ranked second among the funds in the Expense Universe when compared on the basis of common share and leveraged assets. The Fund’s actual total expenses ranked first among the funds in the Expense Universe based upon common share assets only and ranked second among the funds in the Expense Universe based upon common share and leveraged assets. Each expense component was better than the Expense Universe median for that component. The Board noted, among other things, the small number of funds in the Expense Universe, which included another Legg Mason Closed-end Fund managed by Western Asset, made meaningful expense comparisons difficult. The Board also noted the varying sizes of the funds in the Expense Universe and that the Fund was the smallest Expense Universe fund.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients

Western Asset Variable Rate Strategic Fund Inc.	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

(collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2013 and March 31, 2012. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for Western Asset London and Western Asset Singapore are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 6 percent during the period covered by the analysis but remained at a reasonable level in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

46	Western Asset Variable Rate Strategic Fund Inc.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset Variable Rate Strategic Fund Inc.	47

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Variable Rate Strategic Fund Inc. was held on January 31, 2014 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Leslie H. Gelb	5,581,473	193,806
Kenneth D. Fuller	5,585,498	189,781
William R. Hutchinson	5,615,736	159,543
Eileen A. Kamerick	5,584,174	191,105

At March 31, 2014, in addition to Leslie H. Gelb, Kenneth D. Fuller, William R. Hutchinson and Eileen A. Kamerick, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Riordan Roett

Jeswald W. Salacuse

48	Western Asset Variable Rate Strategic Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions, on your common shares (the “Common Shares”) will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the holders of Common Shares (the “Common Shareholders”) (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

1. If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange (the “Exchange”) trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

2. If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in noncertificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

Western Asset Variable Rate Strategic Fund Inc.	49

Dividend reinvestment plan (unaudited) (cont’d)

You may withdraw from the Plan by notifying the Plan Agent in writing at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. How- ever, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Invest- ors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

50	Western Asset Variable Rate Strategic Fund Inc.

Western Asset

Variable Rate Strategic Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

Kenneth D. Fuller

Chairman

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Variable Rate Strategic Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GFY

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.lmcef.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Variable Rate Strategic Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WAS04036 5/14 SR14-2201

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8(b) INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

On or about March 31, 2014, S. Kenneth Leech became part of the portfolio management team of the Fund.

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since March 31, 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of March 31, 2014.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance -Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech*‡	Other Registered Investment Companies	106	$201.7 billion	None	None
	Other Pooled Vehicles	242	$91.0 billion	9	$1.6 billion
	Other Accounts	692	$175.9 billion	55	$16.7 billion

*	On or about March 31, 2014, Mr. Leech joined the portfolio management team of the fund and the portfolio management teams having investment responsibility for other registered investment companies, other pooled investment vehicles and other accounts. Information in this table relating to Mr. Leech reflects the assets under management of these additional registered investment companies, other pooled investment vehicles and other accounts as of March 31, 2014.
‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate.

Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of March 31, 2014.

Investment Professional	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	E

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014